Exhibit 99.2

ADT To Expand Its Residential Footprint With Acquisition of Sunpro Solar and Launch ADT SolarTM
Combination will leverage ADT’s national reach, high brand awareness and trust, coupled with cross-selling opportunities to accelerate expansion of solar and establish “ADT Solar” as a residential market leader

ADT to offer consumers solutions for a safer, smarter, and powered home

Transaction expected to be positive to EBITDA and free cash flow immediately and accretive to EPS within the first 12 months, prior to any synergy realization

Nearly all of sellers’ consideration is in ADT stock, reflecting their conviction in ADT’s future growth

BOCA RATON, Fla., Nov. 9, 2021 -- ADT Inc. (NYSE: ADT), the most trusted brand in smart home and small business security, announced today an agreement to acquire Sunpro Solar (Sunpro), ranked #2 for 2021 Top Residential Rooftop Solar Contractors1 in the U.S., for $160 million in cash plus approximately 77.8 million shares of ADT common stock, implying a total enterprise value of approximately $825 million, subject to certain adjustments. ADT will rebrand Sunpro to “ADT SolarTM” and enter the rooftop solar business to offer ADT customers a protected, connected, and now powered home.

“With its strong focus on the customer, Sunpro is the perfect partner for ADT and a logical extension of our ecosystem, unlocking an integrated home experience that includes security, automation, and energy management,” said Jim DeVries, ADT President and Chief Executive Officer. “By combining a cash-flow-positive company in the high-growth solar space with ADT’s trusted brand, national footprint, and cross-sell potential, we can expand offerings to our customers and accelerate growth for both ADT and ADT Solar.”

“We’re excited to offer consumers even more peace of mind by giving them the opportunity to power their homes with sustainable and affordable solar energy. Residential solar represents a $15 billion annual market, but still only in 3 percent of all U.S. homes,” DeVries continued. “With more than 6 million ADT customers and our best-in-class sales force and marketing channels, we will be well-positioned to further scale ADT Solar while lowering customer acquisition costs and accelerating overall solar adoption. We believe we have the potential to grow ADT Solar
1 Solar Power World 2021 Top Solar Contractor List, among residential solar contractors
https://www.solarpowerworldonline.com/2021-top-solar-contractors/ (the contents of such website are not incorporated herein by reference)

into a multi-billion-dollar business over time as we meaningfully increase the accessibility and penetration of residential solar across America.”

Founded in 2008, Sunpro is a leading provider of rooftop solar systems in the United States. Sunpro markets, designs, sells, installs, and maintains solar power systems on residential and commercial properties through their 3,600-person, full-time workforce of solar energy professionals with 56 locations in 22 states. The company has been growing quickly, with a 90 percent year-over-year increase in installs in 2020 and has a cash-flow-positive, asset-light business model with more than four consecutive years of positive EBITDA. The transaction price represents 10x estimated standalone next twelve months’ EBITDA.

The cash portion of the proceeds are expected to be used for debt reduction and sellers’ taxes. Nearly all of the sellers’ consideration is in ADT stock, reflecting their conviction in ADT’s future growth.

Sunpro founder Marc Jones and the Sunpro management team are expected to join ADT to help build ADT Solar into the U.S. rooftop solar industry leader.

“Becoming part of the ADT family will accelerate our ability to bring residential and commercial rooftop solar to more customers, helping them save money and also become more energy independent,” Marc Jones said. “With our shared mission to further advance smart home technologies and renewable energy solutions for customers, our expansion will make a meaningful difference in how our customers live daily.”

Strategic and Financial Benefits of Transaction

•Increasing total addressable market: With a larger presence in the home automation and energy management markets, ADT to expand its consumer offerings, leading to an increase in its total addressable market.

•Immediate brand and market leadership position: Residential solar is a highly fragmented industry without a clear and trusted brand leader, such as ADT. ADT Solar will immediately become a leading national residential solar installer.

•Superior customer acquisition and cross-selling: ADT’s trusted brand, national footprint and reach into 6 million homes should enable strong, efficient solar customer lead generation and low-cost acquisition relative to competitors. ADT’s field team visits 10,000 households per day and has a salesforce of more than 3,000 people, creating the opportunity for substantial cross-selling between security and solar customers.

•Leverage our national network of strong partnerships: ADT Solar should also benefit from ADT’s broad, national network of homebuilders, ADT Authorized Dealers, and retailers, and will have new opportunities to create additional mutually beneficial relationships to expand its distribution network.

•Expands ADT’s presence in the home: Customers will benefit from a single, trusted supplier that can offer a complementary suite of security, smart home, and solar products and services.

•Earnings and cash flow positive: Transaction is expected to be positive to EBITDA and free cash flow immediately and accretive to EPS within the first 12 months, prior to any synergy realization.

•Limited balance sheet impact: As part of the acquisition, ADT will assume approximately $20 million in vehicle loans and leases; all other existing Sunpro debt will be retired with the cash proceeds received from ADT at closing.

The completion of the transaction is subject to customary closing conditions, including regulatory approvals. The transaction is expected to close by year-end 2021.

Transaction Advisors
Citi is serving as financial advisors to ADT, and Morgan, Lewis & Bockius is serving as legal advisor to ADT. Deutsche Bank Securities Inc. is serving as financial advisor to Sunpro, and Vinson & Elkins is serving as legal advisor to Sunpro.

Forward-Looking Statements
ADT has made statements in this press release that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to our proposed acquisition of Sunpro Solar, its anticipated impact on our business and financial condition, our anticipated timing for closing the acquisition, our anticipated plans and strategies, our anticipated cross-selling opportunities, anticipated growth in the demand for residential solar power, our ability to expand Sunpro’s existing distribution network, and our ability to integrate the Sunpro business into our own. Any forward-looking statement made in this press release speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control, and could cause future events or results to be materially different from those stated or implied in this document, including among others, risks and uncertainties related to the parties’ ability to successfully close the Sunpro Solar acquisition, which is subject to various closing conditions, our ability to integrate the acquired business successfully and to achieve synergies and other benefits, the possibility that the acquisition may cause disruption to the Sunpro Solar business and to its customers, any distraction of our management team from our business, the possibility that the acquisition may adversely impact our financial results, risks associated with the demand for residential solar power, including changes in governmental regulations and incentives, other risks associated with our ability to execute on the transaction, and risk factors that are described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Impact on Non-GAAP Measures
The Company is not providing a quantitative reconciliation of the impact that the acquisition of Sunpro Solar will have on the Company’s EBITDA and free cash flow to net income (loss) and net cash provided by operating activities, which are their respective corresponding GAAP measures, because the impact of the acquisition of Sunpro Solar on these GAAP measures is difficult to reliably predict or estimate without unreasonable effort due to their dependence on future uncertainties, such as special items. Additionally, information that is currently not available to the Company could have a potentially unpredictable and potentially significant impact on its future GAAP financial results.

About ADT Inc.
ADT is the most trusted brand in smart home and small business security. Through innovative products, partnerships, and the largest network of smart home security professionals in the United States, we connect and protect what matters most to our customers at home, work, and on the go. For more information, visit www.adt.com.

Investor Relations:
Jill Greer
jillgreer@adt.com
Tel: 888-238-8525

Media Inquiries:
Paul Wiseman
paulwiseman@adt.com
Tel: 561-356-6388